loanDepot Commences Exchange Offer and Consent Solicitation for 6.500% Senior Notes due 2025

05/20/2024

Transaction Intended to Extend Company's Debt Maturities Profile

IRVINE, Calif. -- (BUSINESS WIRE) – loanDepot, Inc. (NYSE: LDI) ("loanDepot") announced today that its subsidiary, LD Holdings Group LLC (the "Issuer"), has commenced an offer (the "Exchange Offer") to certain Eligible Holders (as defined below) to exchange any and all of its outstanding 6.500% Senior Notes due 2025 (the "Old Notes") for newly issued 8.250% Senior Secured Notes due 2027 (the "New Notes"), and a related consent solicitation upon the terms and conditions set forth in the confidential Offering Memorandum and Consent Solicitation Statement dated May 20, 2024 (the "Offering Memorandum and Consent Solicitation Statement").

The following table below summarizes the principal economic terms of the Exchange Offer:

		Exchange Consideration per $1,000 Principal Amount of Old Notes Tendered			
		Total Consideration for Old Notes Tendered at or Prior to the Early Tender Time		Tender Consideration for Old Notes Tendered After the Early Tender Time	
CUSIP Numbers	**Principal Amount of 2025 Notes Outstanding**	**New Notes (principal amount)**	**Cash**	**New Notes (principal amount)**	**Cash**
521088AA2 (144A) U5140UAA8 (Reg S)	$497,750,000	$850	$250	$850	$200

Eligible Holders that validly tender and do not validly withdraw their Old Notes in the Exchange Offer at or prior to 5:00 p.m., New York City time, on June 3, 2024, unless extended (such date and time, as they may be extended, the "Early Tender Time"), will be eligible to receive $850 principal amount of New Notes and $250 in cash for each $1,000 principal amount of Old Notes tendered (the "Total Consideration"). Such amount includes an "Early Tender Premium" of $50 in cash per $1,000 principal amount of Old Notes tendered. Eligible Holders tendering Old Notes after the Early Tender Time and at or prior to 5:00 p.m., New York City time, on June 18, 2024, unless extended (such date and time, as may be extended, the "Expiration Time"), will only be eligible to receive $850 principal amount of New Notes and $200 in cash for each $1,000 principal amount of Old Notes tendered (the "Tender Consideration").

The New Notes will pay interest at a rate of 8.250% and mature November 1, 2027. The New Notes will be guaranteed by the subsidiaries of the Issuer that are guarantors of the Old Notes and the Issuer's outstanding 6.125% Senior Notes due 2028 and will be secured, subject to permitted liens, by a first-priority security interest on (1) all of the membership interests of mello Credit Strategies LLC, a direct subsidiary of the Issuer, (2) certain unencumbered non-agency mortgage servicing rights held by loanDepot.com, LLC, a guarantor of the New Notes, with a fair value of up to $60.0 million and (3) $100.6 million aggregate principal amount of 2028 Senior Notes that were previously

2 repurchased by the Issuer and to be held by Artemis Management LLC, a guarantor of the New Notes (collectively, the “Collateral”) as described in the Offering Memorandum and Consent Solicitation Statement. The covenants for the New Notes will be similar to the covenants for the Old Notes with customary modifications for an issuance of secured notes, including prohibiting the Issuer from incurring (a) additional debt secured by the Collateral and (b) capital markets indebtedness secured by non-Collateral. In conjunction with the Exchange Offer, the Issuer is soliciting consents (the “Consent Solicitation”) to eliminate substantially all restrictive covenants and certain of the default provisions (the “Proposed Amendments”) in the indenture governing the Old Notes. Holders who tender their Old Notes in the Exchange Offer will be deemed to have submitted consents pursuant to the Consent Solicitation. The consummation of the Exchange Offer is not subject to, or conditioned upon, the receipt of the requisite consents or to any minimum amount of Old Notes being tendered for exchange. The consummation of the Exchange Offer and Consent Solicitation is subject to the satisfaction or waiver of certain conditions set forth in the confidential Offering Memorandum and Consent Solicitation Statement. Tendered Old Notes may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on June 3, 2024, but not thereafter. Settlement will occur promptly after the Expiration Time and is currently expected to occur on or about June 24, 2024 (the “Settlement Date”). Eligible Holders that validly tender Old Notes at or prior to the Expiration Time will also be eligible to receive cash for accrued and unpaid interest on the exchanged Old Notes from the last interest payment date prior to, but not including, the Settlement Date. Interest on the New Notes will accrue from the Settlement Date. Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to Eligible Holders of the Old Notes who properly complete and return an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or a non-U.S. person in compliance with Regulation S under the Securities Act (such holders, “Eligible Holders”). The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum and Consent Solicitation Statement, copies of which may be obtained by contacting Global Bondholder Services Corporation, the information and exchange agent in connection with the Exchange Offer and Consent Solicitation, at (855) 654-2014 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/loandepot. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offer and Consent Solicitation is only being made pursuant to the Offering Memorandum and Consent Solicitation Statement. The Exchange Offer is not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes will not be registered under the Securities Act, or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an

3 exemption from the registration requirements thereof. Accordingly, the New Notes are being offered and issued only (i) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-”U.S. persons” who are outside the United States (as defined in Regulation S under the Securities Act). Cautionary Statement Regarding Forward-Looking Statements This press release contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors, such as the satisfaction of the conditions described in the confidential Offering Memorandum and Consent Solicitation Statement, that may cause loanDepot’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release. You should read this press release with the understanding that loanDepot’s actual future results may be materially different from what loanDepot expects. Important factors that could cause actual results to differ materially from loanDepot’s expectations are included in the section entitled “Risk Factors” set forth in the confidential Offering Memorandum and Consent Solicitation Statement and under the caption “Risk Factors” included in loanDepot’s Annual Report on Form 10-K for the year ended December 31, 2023, incorporated by reference into the Offering Memorandum. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in loanDepot’s filings. loanDepot expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. About loanDepot loanDepot (NYSE: LDI) is a leading provider of lending solutions that make the American dream of homeownership more accessible and achievable for all, especially the increasingly diverse communities of first-time homebuyers, through a broad suite of lending and real estate services that simplify one of life’s most complex transactions. Since its launch in 2010, the company has been recognized as an innovator, using its industry-leading technology to deliver a superior customer experience. Our digital-first approach makes it easier, faster and less stressful to purchase or refinance a home. Today, as one of the largest non-bank lenders in the country, loanDepot and its mellohome operating unit offer an integrated platform of lending, loan servicing, real estate and home services that support customers along their entire homeownership journey. Headquartered in Southern California and with hundreds of local market offices nationwide, loanDepot’s passionate team is dedicated to making a positive difference in the lives of their customers every day. Investor Relations Contact:

4 Gerhard Erdelji Senior Vice President, Investor Relations (949) 822-4074 gerdelji@loandepot.com Media Contact: Rebecca Anderson Senior Vice President, Communications & Public Relations (949) 822-4024 rebeccaanderson@loandepot.com Source: loanDepot, Inc.